Exhibit 99.15
                                 -------------
                Computational Materials and/or ABS Term Sheets

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Silent Seconds
Group 2

                                       UPB                    %
Silent Seconds (Only)                     $90,702,241.94      33.23%
Total (Entire Pool)                      $272,974,959.57

Resulting OCLTV
                                       OCLTV
Silent Seconds (Only)                             99.38%
Total (Entire Pool)                               93.24%